Exhibit 10.1

RAAM GLOBAL ENERGY COMPANY

$50,000,000 12.50% Senior Secured Notes due 2015

PURCHASE AGREEMENT

July 12, 2011

GLOBAL HUNTER SECURITIES, LLC

400 Poydras Street

Suite 3100

New Orleans, Louisiana 70130

and

KNIGHT CAPITAL AMERICAS, L.P.

33 Benedict Pl, 3rd Floor

Greenwich, Connecticut 06830

(collectively, the “Initial Purchasers”)

Ladies and Gentlemen:

RAAM Global Energy Company, a Delaware corporation (the “Company”), and each of the Guarantors (as hereinafter defined) hereby agrees with you as follows:

1. Issuance of Notes. Subject to the terms and conditions herein contained, the Company proposes to issue and sell to the Initial Purchasers $50,000,000 aggregate principal amount of 12.50% Senior Secured Notes due 2015 (each a “Note” and, collectively, the “Notes”). The Company previously issued $150,000,000 aggregate principal amount of its 12.50% Senior Secured Notes due 2015 (the “Existing Notes”). The Notes will be offered and sold to the Initial Purchasers pursuant to an exemption from the registration requirements of the Securities Act of 1933, as amended, and the rules and regulations of the Securities and Exchange Commission (the “SEC”) thereunder (collectively, the “Securities Act”). The Company’s obligations under the Notes and the Indenture (as defined below) will be unconditionally, fully and irrevocably guaranteed, jointly and severally (the “Guarantees”) on a senior secured basis, by each guarantor listed on the signature pages hereto and each future domestic Restricted Subsidiary of the Company (collectively, the “Guarantors”). The Notes and the Guarantees are referred to herein as the “Securities.” The Securities will be issued pursuant to that certain indenture, dated as of September 24, 2010 (the “Base Indenture”), to be amended by the First Supplemental Indenture, dated as of July 15, 2011 (the “Supplemental Indenture” and together with the Base Indenture, the “Indenture”), each by and among the Company, the Guarantors and

The Bank of New York Mellon Trust Company, N.A., as trustee (in such capacity, the “Trustee”) and as collateral agent (in such capacity, the “Collateral Agent”).

The Company has prepared (i) a preliminary offering circular, dated July 12, 2011 (“Preliminary Offering Circular”) and (ii) a pricing term sheet attached hereto as Schedule I which includes pricing terms and other information with respect to the Notes (as defined below) (the “Pricing Supplement”) relating to the offer and sale of the Securities (the “Offering”). Upon original issuance thereof, and until such time as the same is no longer required under the applicable requirements of the Securities Act, the Notes shall bear the legends set forth in the final offering memorandum, dated the date hereof (the “Final Offering Circular”). “Offering Circular” means, as of any date or time referred to in this Agreement, the most recent offering circular (whether the Time of Sale Document (as defined below) or the Final Offering Circular, and any amendment or supplement to either such document), including exhibits and schedules thereto. All references in this Agreement to the Preliminary Offering Circular, the Time of Sale Document or the Final Offering Circular include, unless expressly stated otherwise, (i) all amendments or supplements thereto, (ii) all documents, financial statements and schedules and other information contained, incorporated by reference or deemed incorporated by reference therein (and references in this Agreement to such information being “contained,” “included” or “stated” (and other references of like import) in the Preliminary Offering Circular, the Time of Sale Document or the Final Offering Circular shall be deemed to mean all such information contained, incorporated by reference or deemed incorporated by reference therein) and (iii) any electronic Time of Sale Document or Final Offering Circular. The Preliminary Offering Circular and the Pricing Supplement are collectively referred to herein as the “Time of Sale Document.” “Time of Sale” means 3:45 p.m., Eastern time on July 12, 2011. Capitalized terms used, but not defined herein, shall have the meanings set forth in the Time of Sale Document.

2. Terms of Offering. The Initial Purchasers have advised the Company, and the Company understands, that the Initial Purchasers will make offers to sell (the “Exempt Resales”) some or all of the Notes purchased by the Initial Purchasers hereunder on the terms set forth in the Final Offering Circular to persons (the “Subsequent Purchasers”) whom the Initial Purchasers reasonably believes (i) are “qualified institutional buyers” (“QIBs”) (as defined in Rule 144A under the Securities Act (“Rule 144A”)), (ii) are “institutional accredited investors” as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act, as amended, as promulgated by the United States Securities Exchange Commission under the Securities Act (“Regulation D”) or (iii) are not “U.S. persons” (as defined in Regulation S under the Securities Act (“Regulation S”)) and in compliance with the laws applicable to such persons in jurisdictions outside of the United States.

In connection with the Offering, the Company will, on or prior to the Closing Date, amend, to permit the Offering, its existing senior revolving credit facility (as amended, supplemented, modified, extended or restated from time to time, the “Senior Credit Agreement”) among the Company, Union Bank, N.A., as administrative agent and collateral agent (the “Administrative Agent”) and the other signatories thereto.

Pursuant to the terms of the Collateral Agreements, all of the obligations under the Securities and the Indenture will be secured by Liens (as defined in the Indenture) in substantially all of the assets of the Company and the Guarantors to the extent such assets constitute collateral under the Senior Credit Agreement (subject to prior ranking Liens in favor of the lenders under the Senior Credit Agreement and any other Permitted Liens). Any amendments or modifications to the Collateral Agreements necessary for the issuance of the Notes are referred to herein as the “Collateral Agreement Amendments.”

Holders of the Notes (including Subsequent Purchasers) will have the registration rights set forth in the registration rights agreement applicable to the Notes (the “Registration Rights Agreement”) in the form attached as Exhibit A hereto, to be executed on and dated as of the Closing Date (as hereinafter defined). Pursuant to the Registration Rights Agreement, the Company will agree, among other things, to file with the SEC (a) a registration statement under the Securities Act (the “Exchange Offer Registration Statement”) relating to notes to be offered in exchange for the Notes (the “Exchange Notes”) which shall be identical to the Notes, except that the Exchange Notes shall have been registered pursuant to the Exchange Offer Registration Statement and will not be subject to restrictions on transfer or contain additional interest provisions, (such offer to exchange being referred to as the “Registered Exchange Offer”), and/or (b) under certain circumstances, a shelf registration statement pursuant to Rule 415 under the Securities Act (the “Shelf Registration Statement”) relating to the resale by certain holders of the Notes. If the Company fails to satisfy its obligations under the Registration Rights Agreement, it will be required to pay Additional Interest to the holders of the Notes under certain circumstances to be set forth in the Registration Rights Agreement.

This Agreement, the Notes, the Guarantees, the Exchange Notes, the Registration Rights Agreement, the Supplemental Indenture and the Collateral Agreement Amendments, if any, are hereinafter referred to as the “Closing Transaction Documents”. The Closing Transaction Documents, together with the Indenture (including the Supplemental Indenture) and the Collateral Agreements, are hereinafter sometimes referred to collectively as the “Transaction Documents.” The Offering, the effectiveness of the amendment of the Senior Credit Agreement and the other transactions described or contemplated by this Agreement are collectively referred to herein as the “Transactions.”

3. Purchase, Sale and Delivery. On the basis of the representations, warranties, agreements and covenants herein contained and subject to the terms and conditions herein set forth, the Company agrees to issue and sell to the Initial Purchasers, and the Initial Purchasers agree to purchase from the Company, the Securities at a purchase price of 100.50% of the aggregate principal amount thereof, plus accrued and unpaid interest from April 1, 2011 to the Closing Date (as defined below). Delivery to the Initial Purchasers of and payment for the Securities shall be made at a closing (the “Closing”) to be held at 10:00 a.m., New York time, on July 15, 2011 (the “Closing Date”) at the New York offices of Proskauer Rose LLP (or such other place as shall be reasonably acceptable to the Initial Purchasers); provided, however, that if the Closing has not taken place on the Closing Date because of a failure to satisfy one or more of the conditions specified in Section 7 hereof and this Agreement has not otherwise been terminated by the Initial Purchasers in accordance with its terms, “Closing Date” shall mean 10:00 a.m. New York time on the first business day following the satisfaction (or waiver) of all such conditions after notification by the Company to the Initial Purchasers of the satisfaction (or waiver) of such conditions.

The Company shall deliver to the Initial Purchasers one or more certificates representing the Securities in definitive form, registered in such names and denominations as the Initial Purchasers may request, against payment by the Initial Purchasers of the purchase price therefor by immediately available federal funds bank wire transfer to such bank account or accounts as the Company shall designate to the Initial Purchasers at least two business days prior to the Closing. The certificates representing the Securities in definitive form shall be made available to the Initial Purchasers for inspection at the New York offices of Proskauer Rose LLP (or such other place as shall be reasonably acceptable to the Initial Purchasers) not later than 10:00 a.m. New York time one business day immediately preceding the Closing Date. Securities to be represented by one or more definitive global securities in book-entry form will be deposited on the Closing Date, by or on behalf of the Company, with The Depository Trust Company (“DTC”) or its designated custodian, and registered in the name of Cede & Co.

4. Representations and Warranties of the Company and the Guarantors. The Company and the Guarantors jointly and severally represent and warrant to, and agree with, the Initial Purchasers that, as of the date hereof and as of the Closing Date:

(a)	Limitation on Offering Materials. The Company has not prepared, made, used, authorized, approved or distributed and will not, and will not cause or allow its agents or representatives to, prepare, make, use, authorize, approve or distribute any written communication that constitutes an offer to sell or a solicitation of an offer to buy the Securities, other than (i) the Time of Sale Document, (ii) the Final Offering Circular and (iii) the materials listed on Schedule II hereto (each such material, a “Company Additional Written Communication”).

(b)	No Material Misstatement or Omission. (i) The Time of Sale Document as of the Time of Sale did not, and at the Closing Date, will not contain any untrue statement of a material fact, or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading and (ii) the Final Offering Circular as then amended or supplemented by the Company, if applicable, at the Closing Date, will not contain any untrue statement of a material fact, or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(c)	Financial Information. As of the Time of Sale and the Closing Date:

(i) the audited and unaudited financial statements and related notes of the Company contained in the Offering Circular (the “Financial Statements”) present fairly the financial position, results of operations and cash flows of the Company for the dates and periods to which they apply and have been prepared in accordance with generally accepted accounting principles of the United States, consistently applied as applicable to a private company (“GAAP”). The historical financial data set forth under “Summary Historical Financial Data” and “Selected Financial and Other Data” included in the Offering Circular have been prepared on a basis consistent with that of the Financial Statements and present fairly the financial position and results of operations of the Company as of the respective dates and for the respective periods indicated. All other financial, statistical and market and industry-related data included in the Offering Circular are fairly presented and are based on or derived from sources that the Company believes to be reliable and accurate;

(ii) the “as adjusted” historical financial information and statistical data included in the Offering Circular have been prepared on a basis consistent with the historical financial information included in the Offering Circular, and give effect to assumptions made on a reasonable basis to give effect to historical and proposed transactions described in the Offering Circular; and

(iii) the reserve and exploitation and production data for the Company’s or the Guarantors’ oil and natural gas properties and business included in the Offering Circular are fairly presented and are based on or derived from sources that the Company or the Guarantors believe to be reliable and accurate, it being understood that projections concerning volumes attributable to oil and gas properties and production and cost estimates contained in any reserve report are necessarily based upon professional opinions, estimates and projections and neither the Company nor the Guarantors represents or warrants that any such opinions, estimates and projections will ultimately prove to be accurate.

(d)	Independent Accountants. Ernst and Young, LLP, who have certified and expressed their opinion with respect to the financial statements including the related notes thereto and supporting schedules contained in the Time of Sale Document and the Final Offering Circular, are an independent registered public accounting firm with respect to the Company and the Subsidiaries within the applicable rules and regulations adopted by the SEC and as required by the Securities Act.

(e)

No Material Adverse Change. Subsequent to the respective dates as of which information is contained in the Time of Sale Document and the Final Offering Circular, except as disclosed in the Time of Sale Document and the Final Offering Circular, (i) neither the Company nor any of the Subsidiaries has incurred any liabilities, direct or contingent, including without limitation any losses or interference with its business from fire, explosion, flood, earthquakes, accident or other calamity, whether or not covered by insurance, or from any strike, labor dispute or court or governmental action, order or decree, that are material, individually or in the aggregate, to the Company and the Subsidiaries, taken as a whole, or has entered into any material transactions not in the ordinary course of business, (ii) there has not been any material decrease in the capital stock or any material increase in any short-term or long-term indebtedness of the Company or the Subsidiaries, or any payment of or declaration to pay any dividends or any other distribution with respect to the Company with the exception of the dividends declared and paid in June 2011, and (iii) there has not been any material adverse change in the properties, business, prospects, operations, earnings, assets, liabilities or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole (each of clauses (i), (ii) and (iii), a “Material Adverse Change”). To the Company’s knowledge, after due inquiry, there is no event that is reasonably likely to occur, which if it were to occur, would, individually or in the aggregate, have a Material Adverse Effect except as disclosed in the Time of Sale Document and the Final Offering Circular. As used in this

Agreement, “Material Adverse Effect” means any material adverse effect on the business, properties, assets, operations, results of operations, financial condition or prospects of the Company and the Guarantors, taken as a whole, or on the ability of the Company and the Guarantors to consummate the transactions contemplated hereby.

(f)	Oil and Gas Information. The information set forth in the Time of Sale Document as of the Time of Sale and set forth in the Final Offering Circular, at the Closing Date, as then amended or supplemented by the Company, if applicable, relating to oil and natural gas reserves and any other oil and natural gas related information has been prepared by the Company in accordance with methods generally applied in the oil and natural gas industry and conforms, in all material respects, to the requirements of the Securities Act and the rules and regulations promulgated thereunder as of the date hereof.

(g)	Guarantors. Each Subsidiary of the Company that borrows or guarantees indebtedness under or pursuant to the Senior Credit Agreement is a Guarantor signatory to this agreement.

(h)	Incorporation and Good Standing of the Company and its Subsidiaries; Each of the Company and each of the Guarantors is an entity duly organized and validly existing in good standing under the laws of the jurisdiction in which it was formed, and has the requisite organizational power and authorization to own or lease its properties and to carry on its businesses as now being conducted. Each of the Company and the Guarantors is duly qualified as a foreign entity to do business and is in good standing in every jurisdiction in which their ownership of property or the nature of the business conducted by them makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing could not reasonably expected to have a Material Adverse Effect.

(i)

Legal Power and Authority. (i) The Company and each of the Guarantors has the requisite corporate power and authority to enter into and perform its obligations under the Transaction Documents to which they are a party, and to issue the Notes and the Guarantees, respectively, in accordance with the terms hereof and thereof. The execution and delivery of the Closing Transaction Documents by the Company and each of the Guarantors (as applicable) and the consummation by the Company and the Guarantors (as applicable) of the Transactions have been duly authorized by the requisite limited liability company, corporate or other applicable proceedings and (ii) other than such filings required under applicable securities or “Blue Sky” laws of the states of the United States and such filings and recordations as are necessary or appropriate to perfect the liens and security interests created by the Collateral Agreements (the “Required Approvals”), no further filing, consent, or authorization is required by the Company and the Guarantors, their respective members, managers, shareholders and directors (as applicable) in connection therewith. This Agreement has been duly executed and delivered by the Company and the Guarantors (as applicable) and constitutes the legal, valid and binding obligation of the Company and the Guarantors (as applicable), enforceable against the Company and the Guarantors (as applicable) in accordance with its terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies. The other Closing Transaction Documents, when validly executed and delivered by the Company and the Guarantors and each of the other parties thereto (as applicable), will constitute the legal, valid and binding obligations of the Company and the Guarantors (as applicable), enforceable against the Company and the Guarantors (as applicable) in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.

(j)	Notes. The Notes have been, and when issued, the Exchange Notes will have been, duly authorized by the Company and the Guarantees have been duly authorized by each of the Guarantors, and when duly executed, authenticated, issued and delivered as provided in the Indenture (assuming due authentication of the Notes and the Exchange Notes by the Trustee) and paid for as provided herein, will constitute legal, valid and binding obligations of the Company and the Guarantors, enforceable against them in accordance with their terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.

(k)	No Offer and Sale Within Six Months. None of the Company nor any of its respective affiliates have sold or issued any security of the same or similar class or series as the Securities that would be required to be integrated with the offering of the Securities in a manner that would require registration under the Securities Act during the six-month period preceding the earlier of the date of this Agreement and the Closing Date, including any sales pursuant to Rule 144A, Regulation D or Regulation S other than the Existing Notes, of which the Notes will form part of the same series in accordance with the Indenture. As used in this paragraph, the terms “offer” and “sale” have the meanings specified in Section 2(a)(3) of the Securities Act.

(l)	No Registered Securities. There are no securities of the Company or any of the Guarantors that are listed on a national securities exchange registered under Section 6 of the United States Securities Exchange Act of 1934, as amended, or that are quoted in a United States automated interdealer quotation system of the same class within the meaning of Rule 144A as the Securities.

(m)	No Violation or Default. Neither the Company nor any of the Guarantors is in default, and no event has occurred that, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any material term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument to which the Company or any of the Guarantors are a party or by which the Company or any of the Guarantors are bound or to which any of the property or assets of the Company or any of the Guarantors are subject, except for any such default that could not, individually or in the aggregate, be reasonably expected to have a Material Adverse Effect.

(n)	Foreign Corrupt Practices. Neither the Company, nor any of the Guarantors, nor to the knowledge of the Company, any of their respective directors or officers, agents, employees or other Persons acting on behalf of the Company or any of the Guarantors, has, in the course of its actions for, or on behalf of, the Company or any of the Guarantors (i) violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended or (ii) made any direct or indirect unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

(o)	Transactions With Related Persons. Other than as described in the Time of Sale Document, since the beginning of the Company’s last fiscal year, there have not been any material transactions of the type described in Item 404(a) of Regulation S-K under the Securities Act between (i) the Company or any of the Guarantors on the one hand, and (ii) any related persons, on the other hand, where such related person had or will have a direct or indirect material interest. For the purposes of this Section 4(o), the term “related person” means any director or officer of the Company, any nominee director and any immediate family member of such persons.

(p)	Permitted Debt; Permitted Liens. Except as described in the Time of Sale Document, after giving effect to the issuance of the Notes and the application of the proceeds thereof, (i) there will be no outstanding indebtedness, debt securities, notes, credit agreements, credit facilities or other agreements, documents or instruments evidencing indebtedness of the Company or the Restricted Subsidiaries or by which the Company or the Restricted Subsidiaries are or may become bound, other than the Existing Notes, the Notes or as permitted under the Indenture and disclosed in the Time of Sale Document; and (ii) there will be no Liens or financing statements, deeds of trust, mortgages or analogous registrations securing indebtedness or other obligations filed in connection with the Company or the Restricted Subsidiaries, that purports to cover, affect or give notice of any present or possible future Lien on, or security interest in, any assets or property of the Company or the Restricted Subsidiaries or any rights thereunder, other than Permitted Liens. Except as disclosed in the Time of Sale Document or as set forth in the Company’s or Guarantors’ respective organizational documents, (A) there are no agreements or arrangements under which the Company or the Guarantors are obligated to register the sale of any of their securities under the Securities Act, (B) there are no outstanding securities or instruments of the Company or the Guarantors that contain any redemption or similar provisions (other than the Notes); and (C) there are no contracts, commitments, understandings or arrangements by which the Company or the Guarantors are bound to redeem a security of the Company or the Guarantors (other than the Notes).

(q)

No Conflicts. The execution and delivery of the Closing Transaction Documents and performance of the Transaction Documents by the Company and each of the Guarantors (as applicable) and the consummation by the Company and each of the Guarantors (as applicable) of the Transactions will not (i) result in a violation of the certificate of incorporation, bylaws, articles of organization, operating agreement or other organizational documents of the Company or any of the Guarantors, (ii) provided the Company obtains the requisite consents to modify, amend or amend and restate its Senior Credit Agreement to permit the Transactions, conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture, mortgage, deed of trust, loan agreement or instrument to which any of the Company or any of the Guarantors is a party or by which any property or asset of the Company or any of the Guarantors is subject, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws) applicable to the Company or any of the Guarantors or by which any property or asset of the Company or any of the Guarantors is bound, except, in the case of clauses (ii) and (iii), for such violations as could not be reasonably expected to have a Material Adverse Effect; provided further that any failure to obtain the requisite consents to modify, amend or amend and restate the Senior Credit Agreement to permit the Transaction shall be deemed to be a violation that will have a Material Adverse Effect. Immediately, after consummation of the Offering and the transactions contemplated in the Transaction Documents, no default or event of default under the Indenture will exist.

(r)	No Consents. Other than the Required Approvals and the requisite consents to modify, amend or amend and restate the Senior Credit Agreement to permit the Transactions, none of the Company or the Guarantors (as applicable) are required to obtain any consent, approval, authorization or order of, or make any filing or registration with, any court, governmental agency or any regulatory or self-regulatory agency or any other Person in order for it to execute and deliver the Closing Transaction Documents or perform any of its obligations under or contemplated by the Transaction Documents, in each case, in accordance with the terms hereof or thereof. All consents, approvals, authorizations, orders, filings and registrations that the Company is required to obtain prior to the Closing will have been obtained or effected on or prior to the Closing Date, including, for the sake of clarity, the requisite consents necessary under the Senior Credit Agreement to modify, amend or amend and restate the Senior Credit Agreement to permit the Transactions, and the Company is unaware of any facts or circumstances that might prevent the Company from obtaining or effecting any of the registrations, application, approvals or filings pursuant to the immediately preceding sentence.

(s)	No Material Proceedings. Except as disclosed in the Time of Sale Document, there is no action, suit, proceeding, inquiry or investigation pending or, to the best knowledge of the Company, threatened against or affecting the Company or the Guarantors or any of the Company’s or the Guarantors’ officers or directors in their capacities as such, other than actions, suits, proceedings or investigations claiming damages, fines, penalties or other payments that would reasonably be expected to have a Material Adverse Effect.

(t)

All Necessary Permits. Neither the Company nor any of the Guarantors is in violation of any term of or in default under their certificate of incorporation, bylaws, articles of organization, operating agreement or other organizational document. Neither the Company nor any of the Guarantors are in violation of any judgment, decree or order or any statute, ordinance, rule or regulation applicable to the Company or the Guarantors, except for possible violations that could not reasonably be expected to have a Material Adverse Effect. The Company and the Guarantors possess all certificates, authorizations and permits issued by the appropriate regulatory authorities necessary to conduct their respective businesses, except where the failure to possess such certificates, authorizations or permits could not reasonably be expected to have a Material Adverse Effect, and the Company and the Guarantors have not received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit except where such revocation or modification of such certificate, authorization or permit could not reasonably be expected to have a Material Adverse Effect.

(u)	Title to Properties. Each of the Company and the Guarantors has good and marketable title to all real property and personal property owned or leased by them that is material to the business of the Company and the Guarantors on a consolidated basis, in each case, free and clear of all liens, encumbrances and defects except such as do not have a Material Adverse Effect hereunder or as otherwise disclosed in the Offering Circular. Any real property and facilities held under lease by any of the Company and the Guarantors are held under valid, subsisting and enforceable leases with such exceptions as do not have a Material Adverse Effect.

(v)	Tax Law Compliance. The Company and the Guarantors (i) have timely made or filed all material foreign, federal, state, local and provincial income and all other material tax returns, reports and declarations required to be made or filed by them by any jurisdiction to which they are subject and such returns, reports and declarations are true, correct and complete in all material respects, and (ii) have timely paid all material taxes and other governmental assessments and charges that are due (whether or not shown as due) and payable by them on such returns, reports and declarations, except those being contested in good faith for which adequate reserves have been accrued on the Company’s latest consolidated balance sheet. There are no unpaid taxes of the Company or the Restricted Subsidiaries in any material amount claimed to be due by the taxing authority of any jurisdiction. There are no liens with respect to any taxes upon any of the assets or properties of the Company or any of the Guarantors other than for taxes that are not yet due and payable. Except as disclosed in Schedule III hereto, no claim, audit or legal proceeding against the Company or any of the Guarantors is pending, nor, to the Company’s knowledge, has one been threatened in writing in respect of any tax.

(w)

Intellectual Property Rights. The Company and the Guarantors own or possess adequate rights or licenses to use all trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, trade secrets and other intellectual property rights reasonably necessary for the conduct of their businesses as now conducted (collectively, the “Intellectual Property Rights”) free and clear of all Liens other than Permitted Liens. There is no claim, action or proceeding pending, or to the knowledge of the Company, being threatened, against the Company or any of the Guarantors regarding the Intellectual Property Rights except as could not reasonably be expected to have a Material Adverse Effect. The Company does not have any knowledge of any infringement by the Company or the Guarantors of intellectual property rights of others that could reasonably be expected to form the basis of a claim, action or proceeding against the Company or the Guarantors, which claim, action or proceeding could reasonably be expected to have a Material Adverse Effect. All written licenses relating to the Intellectual Property Rights under which the Company or the Restricted Subsidiaries is a licensor or licensee are valid, subsisting, in full force and effect and binding upon the Company or the Restricted Subsidiaries, as the case may be, and the other parties thereto in accordance with their terms, other than as could not reasonably be expected to have a Material Adverse Effect.

(x)	Compliance with Environmental Laws. The Company and the Guarantors (i) are in compliance with all Environmental Laws (as defined below), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws (as defined below) to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval except where, in each of the foregoing clauses (i), (ii) and (iii), the failure to so comply could not be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect. The Company is not aware of any claims or potential claims against the Company and the Guarantors arising under Environmental Laws (as defined below) (including any potential claims by any governmental agency or third parties for clean-up of properties), other than as could not reasonably be expected to have a Material Adverse Effect. As used in this Agreement, “Environmental Laws” means all federal, state, local or foreign laws, codes, decrees, injunctions, judgments, orders or regulations relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata), including, without limitation, relating to emissions, discharges, releases or threatened releases of chemicals, pollutants, contaminants or toxic or hazardous substances or wastes (collectively, “Hazardous Materials”) into the environment, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials.

(y)	Insurance. The Company and each of the Guarantors are insured against such losses and risks and in such amounts as is customary in the businesses in which the Company and the Guarantors presently are engaged. There are no material claims by the Company or any of the Guarantors under any such policy or instrument as to which an insurance company is denying liability or defending under a reservation of rights clause.

(z)	Employee Relations. The Company and the Guarantors are not a party to any collective bargaining agreement or employ any member of a union. The Company and the Guarantors are in compliance with all federal, state, provincial, local and foreign laws and regulations respecting labor, employment and employment practices and benefits, terms and conditions of employment and wages and hours, except where failure to be in compliance could not reasonably be expected to result in a Material Adverse Effect. No strike, work stoppage or material work slowdown by employees of the Company or any of the Guarantors exists or, to the best knowledge of the Company, is contemplated or threatened.

(aa)	Investment Company. Neither the Company nor any of the Guarantors is, and after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in each of the Time of Sale Document and the Final Offering Circular none of them will be, an “investment company” or an entity “controlled” by an “investment company” within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder.

(bb)	No Registration. Assuming the accuracy of the representations and warranties of the Initial Purchasers contained in Section 6 hereof and the Initial Purchasers’ compliance with their agreements set forth in the Transaction Documents, it is not necessary in connection with the offer, issuance, sale and delivery of the Notes in the manner contemplated by this Agreement and the other Transaction Documents to register the offer or sale of any of the Notes to the Initial Purchasers under the Securities Act or to qualify the Indenture under the United States Trust Indenture Act of 1939 (the “TIA”).

(cc)	Reserve Estimates. The oil and gas reserve estimates of the Company contained in the Time of Sale Document and set forth in the Final Offering Circular, as then amended or supplemented by the Company, if applicable, (i) are derived from reports that have been prepared by the petroleum consulting firms as set forth therein, (ii) to the best of the Company’s knowledge, such reserve estimates fairly reflect, in all material respects, the oil and gas reserves of the Company at the dates indicated therein and (iii) are in accordance with the guidelines applicable thereto.

(dd)	Forward-Looking Statements. No forward-looking statement (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) contained in any of the Time of Sale Document or the Final Offering Circular has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith.

(ee)	Solvency. As of the date hereof and as of the Closing Date, immediately prior to and immediately following the consummation of the Transactions, the Company is and will be Solvent. As used herein, “Solvent” shall mean, for any person on a particular date, that on such date (A) the fair value of the property of such person is greater than the total amount of liabilities, including, without limitation, contingent liabilities, of such person, (B) the present fair salable value of the assets of such person is not less than the amount that will be required to pay the probable liability of such person on its debts as they become absolute and matured, (C) such person does not intend to, and does not believe that it will, incur debts and liabilities beyond such person’s ability to pay as such debts and liabilities mature, (D) such person is not engaged in a business or a transaction, and is not about to engage in a business or a transaction, for which such person’s property would constitute an unreasonably small capital and (E) such person is able to pay its debts as they become due and payable.

(ff)	Collateral.

(i) The Liens granted on the Collateral pursuant to the Collateral Agreements, as amended by the Collateral Agreement Amendments, as applicable, constitute valid and enforceable perfected Liens on the Collateral securing the Obligations under the Notes and the Guarantees, in each case prior and superior in right to any other Person herein (other than any Person holding a Permitted Lien).

(ii) As of the Closing Date, there will be no currently effective financing statement, security agreement, chattel mortgage, real estate mortgage or other document filed or recorded with any filing records, registry, or other public office, that purports to cover, affect or give notice of any present or possible future Lien on any assets or property of the Company, any Guarantor or any Subsidiary or any rights thereunder, except for Permitted Liens.

(iii) All information certified by an officer of the Company in the perfection certificate, signed by an officer of the Company and delivered by such officer on behalf of the Company, is true and correct as of the date hereof and as of the Closing Date.

5. Covenants of the Company and the Guarantors. Each of the Company and the Guarantors jointly and severally agrees:

(a)	Securities Law Compliance. To (i) advise the Initial Purchasers promptly after obtaining knowledge (and, if requested by the Initial Purchasers, confirm such advice in writing) of (A) the issuance by any U.S. or non-U.S. federal or state securities commission of any stop order suspending the qualification or exemption from qualification of any of the Securities for offer or sale in any jurisdiction, or the initiation of any proceeding for such purpose by any U.S. or non-U.S. federal or state securities commission or other regulatory authority, or (B) the happening of any event that makes any statement of a material fact made in the Time of Sale Document, any Company Additional Written Communication or the Final Offering Circular, untrue or that requires the making of any additions to or changes in the Time of Sale Document, any Company Additional Written Communication, or the Final Offering Circular, to make the statements therein, in the light of the circumstances under which they were made, not misleading, (ii) use its reasonable best efforts to prevent the issuance of any stop order or order suspending the qualification or exemption from qualification of any of the Securities under any securities or “Blue Sky” laws of U.S. state or non-U.S. jurisdictions and (iii) if, at any time, any U.S. or non-U.S. federal or state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption from qualification of any of the Securities under any such laws, use its reasonable best efforts to obtain the withdrawal or lifting of such order at the earliest possible time.

(b)	Offering Documents. To (i) furnish the Initial Purchasers, without charge, as many copies of the Time of Sale Document and the Final Offering Circular, and any amendments or supplements thereto, as the Initial Purchasers may reasonably request, and (ii) promptly prepare, upon the Initial Purchasers’ reasonable request, any amendment or supplement to the Time of Sale Document or Final Offering Circular that the Initial Purchasers, upon advice of legal counsel, determines may be necessary in connection with Exempt Resales (and the Company and the Guarantors hereby consent to the use of the Time of Sale Document and the Final Offering Circular, and any amendments and supplements thereto, by the Initial Purchasers in connection with Exempt Resales).

(c)

Consent to Amendments and Supplements. Not to amend or supplement the Time of Sale Document or the Final Offering Circular prior to the Closing Date, or at any time prior to the completion of the resale by the Initial Purchasers of all the Securities purchased by the Initial Purchasers, unless the Initial Purchasers shall previously have been advised thereof and shall have provided its consent thereto. Before making, preparing, using, authorizing, approving or referring to any Company Additional Written Communications, the Company will furnish to the Initial Purchasers and counsel for the Initial Purchasers a copy of such written communication for review and will not make, prepare, use, authorize, approve or refer to any such written communication to which the Initial Purchasers reasonably objects. The Company and the Guarantors consent to the use by the Initial Purchasers of a Company Additional Written Communication that contains (A) information describing the preliminary terms of the Securities or their offering or (B) information that describes the final terms of the Securities or their offering and that is included in or is subsequently included in the Final Offering Circular, including by means of the Pricing Supplement.

(d)	Preparation of Amendments and Supplements to Offering Documents. So long as the Initial Purchasers shall hold any of the Securities, (i) if any event shall occur as a result of which, in the reasonable judgment of the Company or the Initial Purchasers, it becomes necessary or advisable to amend or supplement the Time of Sale Document or the Final Offering Circular to correct any untrue statement of a material fact or omission to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary to amend or supplement the Time of Sale Document or the Final Offering Circular to comply with any Applicable Law, to prepare, at the expense of the Company, an appropriate amendment or supplement to the Time of Sale Document and the Final Offering Circular (in form and substance reasonably satisfactory to the Initial Purchasers) so that (A) as so amended or supplemented, the Time of Sale Document and the Final Offering Circular will not include an untrue statement of material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and (B) the Time of Sale Document and the Final Offering Circular will comply with Applicable Law and (ii) if in the reasonable judgment of the Company it becomes necessary or advisable to amend or supplement the Time of Sale Document or the Final Offering Circular so that the Time of Sale Document and the Final Offering Circular will contain all of the information specified in, and meet the requirements of, Rule 144A(d)(4) of the Securities Act, to prepare an appropriate amendment or supplement to the Time of Sale Document or the Final Offering Circular (in form and substance reasonably satisfactory to the Initial Purchasers) so that the Time of Sale Document or the Final Offering Circular, as so amended or supplemented, will contain the information specified in, and meet the requirements of, such Rule.

(e)	“Blue Sky” Law Compliance. To cooperate with the Initial Purchasers and the Initial Purchasers’ counsel in connection with the qualification of the Securities under the securities or “Blue Sky” laws of U.S. state or non-U.S. jurisdictions as the Initial Purchasers may request and continue such qualification in effect so long as reasonably required for Exempt Resales. The Company will advise the Initial Purchasers promptly of the suspension of any such exemption relating to the Securities for offering, sale or trading in any jurisdiction or any initiation or threat of any proceeding for any such purpose, and in the event of the issuance of any order suspending such exemption, the Company shall use its best efforts to obtain the withdrawal thereof at the earliest possible moment.

(f)	Payment of Expenses. Whether or not any of the Offering or the Transactions are consummated or this Agreement is terminated, to pay (i) all costs, expenses, fees and taxes incident to and in connection with: (A) the preparation, printing and distribution of the Time of Sale Document and the Final Offering Circular and all amendments and supplements thereto (including, without limitation, financial statements and exhibits), and all other agreements, memoranda, correspondence and other documents prepared and delivered in connection herewith, (B) the negotiation, printing, processing and distribution (including, without limitation, word processing and duplication costs) and delivery of, each of the Transaction Documents, (C) the preparation, issuance and delivery of the Securities, (D) the qualification of the Securities for offer and sale under the securities or “Blue Sky” laws of U.S. state or non-U.S. jurisdictions (including, without limitation, the reasonable fees and disbursements of the Initial Purchasers’ counsel relating to such registration or qualification), (E) furnishing such copies of the Time of Sale Document and the Final Offering Circular, and all amendments and supplements thereto, as may reasonably be requested for use by the Initial Purchasers and (F) the performance of the obligations of the Company and the Guarantors obligations under the Registration Rights Agreement, including but not limited to the Registered Exchange Offer, the Exchange Offer Registration Statement and any Shelf Registration Statement, (ii) all fees and expenses of the counsel, accountants and any other experts or advisors retained by the Company or the Guarantors, (iii) all fees and expenses (including fees and expenses of counsel) of the Company or the Guarantors in connection with approval of the Securities by DTC for “book-entry” transfer, (iv) all fees charged by rating agencies in connection with the rating of the Securities, (v) all fees and expenses (including reasonable fees and expenses of counsel) of the Trustee and all collateral agents, (vi) all costs and expenses in connection with the creation and perfection of the security interest to be created and perfected pursuant to the Collateral Agreements and the Collateral Agreement Amendments, as applicable (including without limitation, filing and recording fees, search fees, taxes and costs of title policies) and (vii) all other fees, disbursements and out-of-pocket expenses incurred by Initial Purchasers in connection with its services to be rendered hereunder including, without limitation, the reasonable fees and disbursements of Proskauer Rose LLP, counsel to the Initial Purchasers, travel and lodging expenses, chartering of airplanes, roadshow or investor presentation expenses, word processing charges, the costs of printing or producing any investor presentation materials, messenger and duplicating service expenses, facsimile expenses and other customary expenditures.

(g)	Use of Proceeds. The proceeds from the sale of the Notes will be used for as set forth under the “Use of Proceeds” section of the Time of Sale Document.

(h)	Transaction Documents. To do and perform all things required to be done and performed under the Transaction Documents prior to and after the Closing Date.

(i)	Integration. Not to, and to ensure that no Affiliate of the Company will, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any “security” (as defined in the Securities Act) that would be integrated with the sale of the Securities in a manner that would require the registration under the Securities Act of the sale to the Initial Purchasers or to the Subsequent Purchasers of the Securities.

(j)	Stabilization or Manipulation. Not to take, directly or indirectly, any action designed to or that might be reasonably expected to cause or result in stabilization or manipulation of the price of the Securities or any other reference security, whether to facilitate the sale or resale of the Securities or otherwise.

(k)	DTC. To comply with the representation letter of the Company to DTC relating to the approval of the Securities by DTC for “book-entry” transfer and pay all fees and expenses (including fees and expenses of counsel) of the Company in connection with approval and settlement of the Notes by DTC for “book-entry” transfer.

(l)	Rule 144(A) Information. For so long as any of the Securities remain outstanding, during any period in which the Company is not subject to Section 13 or 15(d) of the Exchange Act, to make available, upon request, to any owner of the Securities in connection with any sale thereof and any prospective Subsequent Purchasers of such Securities from such owner, the information required by Rule 144A(d)(4) under the Securities Act.

(m)	Furnish Noteholder Reports. For so long as any of the Notes remain outstanding, during any period in which the Company is not subject to Section 13 or 15(d) of the Exchange Act, to make available, upon request, to any owner of the Notes in connection with any sale thereof and any prospective Subsequent Purchasers of such Notes from such owner, the information required by Rule 144A(d)(4) under the Securities Act.

(n)	Additional Offering Materials. Except in connection with the Registered Exchange Offer or the filing of the Shelf Registration Statement, not to, and not to authorize or permit any person acting on its behalf to, (i) distribute any offering material in connection with the offer and sale of the Securities other than the Time of Sale Document and the Final Offering Circular and any amendments and supplements to the Preliminary Offering Circular or the Final Offering Circular prepared in compliance with this Agreement, (ii) solicit any offer to buy or offer to sell the Securities by means of any form of general solicitation or general advertising (including, without limitation, as such terms are used in Regulation D) or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act, or (iii) engage in any directed selling efforts within the meaning of Regulation S, and all such persons will comply with the offering restrictions requirement of Regulation S.

(o)	No other fees. Other than the Initial Purchasers, the Company has not engaged any placement agent or other agent performing a similar function in connection with the sale of the Notes and the execution and delivery of the Transaction Documents.

(p)	Sale of Restricted Securities. During the one year period after the Closing Date (or such shorter period as may be provided for in Rule 144 under the Securities Act, as the same may be in effect from time to time), to not, and to not permit any current or future Subsidiaries of either the Company or any other Affiliates controlled by the Company to, resell any of the Securities which constitute “restricted securities” under Rule 144 that have been reacquired by the Company, any current or future Subsidiaries or any other Affiliates controlled by the Company, except pursuant to an effective registration statement under the Securities Act.

(q)	Security Interests. Subject to Section 5(t) below, to complete on or prior to the Closing Date all filings and other similar actions required, if any, in connection with the perfection of security interests as and to the extent contemplated by the Collateral Agreements and the Collateral Agreement Amendments, as applicable.

(r)	Good Standings. To deliver to the Initial Purchasers on and as of the Closing Date satisfactory evidence of the good standing of the Company and the Guarantors in their respective jurisdictions of organization and the good standing of the Company and the Subsidiaries in such other jurisdictions as the Initial Purchasers may reasonably request, in each case in writing or any standard form of telecommunication, from the appropriate governmental authorities of such jurisdictions.

(s)	Investment Company. The Company and its Subsidiaries will conduct their businesses in a manner so as to not be required to register under the Investment Company Act.

(t)	Post-Closing Matters. The Company and the Guarantors shall deliver to the Collateral Agent, as mortgagee, on or prior to the date which is 60 calendar days after the Closing Date,

(i) A mortgage or mortgage amendment, to the extent applicable, on all assets used or useful in the Oil and Gas business that are susceptible of being mortgaged, but only to the extent such assets constitute collateral securing obligations under the Senior Credit Agreement;

(ii) evidence that fully executed counterparts of all mortgages or amendments and supplements to prior mortgages, have been duly executed by the Company or the applicable Restricted Subsidiary in form and substance reasonably satisfactory to the Collateral Agent together with evidence that all mortgages have been recorded in the jurisdictions necessary to create a valid, perfected and enforceable Liens (subject to no Liens other than Permitted Liens) on assets used or useful to the Oil and Gas Business, but only to the extent such assets constitute collateral securing obligations under the Senior Credit Agreement;

(iii) an opinion from local counsel in each state where such assets used or useful to the Oil and Gas Business are located, in form and substance reasonably satisfactory to the Collateral Agent and covering such matter as Collateral Agent may reasonably request, including without limitation, the enforceability of the relevant mortgages or mortgage amendments, as such mortgages may be further supplemented or amended; and

(iv) evidence reasonably satisfactory to the Collateral Agent of the recordation of mortgages or any mortgage amendments, including file stamped or certified copies of recorded mortgages or any mortgage amendments.

Additional mortgages, amendments or supplements, as applicable shall be delivered by the Company or the applicable Restricted Subsidiary on or prior to the first Business Day of each January, April, July or October (beginning with October 1, 2011) immediately following the occurrence of either:

(i) the acquisition of additional assets used or useful to the Oil and Gas Business by the Company or a Restricted Subsidiary, or

(ii) if such assets used or useful to the Oil and Gas Business were previously Excluded Collateral but have ceased to be Excluded Collateral, after such cessation,

provided that, in the case of (i) and (ii) above, such assets constitute collateral securing obligations under the Senior Credit Agreement.

If, at any time after the Closing Date, the Company or a Restricted Subsidiary grants a Lien on any additional assets used or useful to the Oil and Gas Business to secure First Priority Obligations, such mortgage, amendment or supplement must be delivered to the Collateral Agent to secure the obligations hereunder at the same time as such grant to secure First Priority Obligations is delivered to the Administrative Agent under the Senior Credit Agreement.

In addition, the Company and the Guarantors, as applicable, shall deliver to the Collateral Agent, on or prior to the date which is 60 calendar days after the Closing Date, deposit control agreements or any amendments to existing deposit control agreements and such other agreements or instruments, in each case in form and substance reasonably acceptable to the Collateral Agent and duly executed by the applicable depository bank, as may be necessary to establish and maintain control of such deposit accounts from time to time.

6. Representations and Warranties of the Initial Purchasers. Each Initial Purchaser, severally and not jointly, represents and warrants that:

(a)	Initial Purchaser Status, Resale Terms. Each initial purchaser (i) is either (1) a QIB or (2) an “institutional accredited investor” as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D and (ii) will offer the Securities for resale only upon the terms and conditions set forth in this Agreement and in the Time of Sale Document and the Final Offering Circular.

(b)	Sale of Restricted Exchange Securities. It will solicit offers to buy the Securities only from, and will offer and sell the Securities only to, persons reasonably believed by the Initial Purchasers (A) to be QIBs, (B) to be “institutional accredited investors” as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D or (C) to not be “U.S. persons” (as defined under Regulation S) and in compliance with laws applicable to such persons in jurisdictions outside of the United States; provided, however, that in purchasing such Securities, such persons are deemed to have represented and agreed as provided under the caption “Notice to Investors” contained in the Time of Sale Document and the Final Offering Circular.

(c)	General Solicitation. No form of general solicitation or general advertising in violation of the Securities Act has been or will be used nor will any offers in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act or, with respect to Securities to be sold in reliance on Regulation S, by means of any directed selling efforts be made by such Initial Purchasers or any of its representatives in connection with the offer and sale of any of the Securities.

7. Conditions. The obligations of the Initial Purchasers to purchase the Securities under this Agreement are subject to the performance by each of the Company and the Guarantors of their respective covenants and obligations hereunder and the satisfaction of each of the following conditions:

(a) The Company shall have delivered executed copies of each of the Closing Transaction Documents in form and substance reasonably satisfactory to the Initial Purchasers on the Closing Date or, with respect to Collateral Agreements or Collateral Agreement Amendments to be delivered pursuant to Section 5(t) hereto and the certificates required to be delivered pursuant to Section 7(b)(ii) below, as otherwise required in accordance with the terms herein.

(b) The Initial Purchasers shall have received on the Closing Date:

(i) A certificate, dated the Closing Date, executed by the secretary of the Company and each Guarantor, certifying such matters as the Initial Purchasers may reasonably request and customary for transactions of this type, including (i) the resolutions as adopted by the Boards of Directors of the Company and each Guarantor in a form reasonably acceptable to the Initial Purchasers, and (ii) the certificate of incorporation and bylaws, or other organizational documents, of each of the Company and the Guarantors.

(ii) A certificate evidencing qualification by such entity as a corporation in good standing issued by the Secretaries of State (or comparable office) of each of the jurisdictions in which each of the Company and the Guarantors operates as of a recent date along with “bring-down” certificates evidencing such qualification dated the Closing Date;

(iii) from Ernst & Young LLP, the independent accountants of the Company, (A) a customary initial comfort letter delivered according to Statement of Auditing Standards No. 72 (or any successor bulletin), dated the date hereof, in form and substance reasonably satisfactory to the Initial Purchasers and its counsel, with respect to the financial statements and certain financial information contained in the Time of Sale Document, and (B) a customary “bring-down” comfort letter, dated the Closing Date, in form and substance reasonably satisfactory to the Initial Purchasers and its counsel, which includes, among other things, a reaffirmation of the statements made in its initial letter furnished pursuant to clause (A) with respect to such financial statements and financial information contained in the Time of Sale Document and the Final Offering Circular;

(iv) Consent letter(s) of Netherland, Sewell & Associates, Inc., independent petroleum engineers for the Company, substantially in the form of Exhibit B attached hereto; and

(v) Consent letter(s) of H.J. Gruy and Associates, Inc., independent petroleum engineers for the Company, substantially in the form of Exhibit C attached hereto.

(vi) The opinion and 10b-5 statement of Vinson & Elkins L.L.P., counsel to the Company, dated the Closing Date, covering, in substance the matters listed on Exhibit D attached hereto, with such changes to the wording and scope thereof as are reasonably satisfactory to the Initial Purchasers, which opinion and 10b-5 statement shall also contain customary assumptions, qualifications, exceptions and limitations.

(vii) Each of the local counsel to the Company listed on Schedule IV hereto shall have furnished to the Initial Purchasers, at the request of the Company, its written opinion, dated the Closing Date (or such later date as may be permitted in accordance with Section 5(t) hereof) and addressed to the Initial Purchasers, in form and substance customary for secured notes offerings by oil and gas development and exploration companies.

(viii) A certificate, executed by an authorized officer of the Company, dated as of the Closing Date, to the effect that (1) the representations and warranties of the Company and the Guarantors contained herein shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct in all material respects as of such date), (2) the Company and the Guarantors shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by the Company and the Guarantors, as applicable, at or prior to the Closing Date, (3) since the date of the most recent balance sheet contained in the Time of Sale Document there shall not have been any Material Adverse Effect or any development involving or which could reasonably be expected to result in a Material Adverse Effect, (4) no action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any federal, state or foreign governmental or regulatory authority of competent jurisdiction that would, as of the Closing Date, render impossible the issuance or sale of the Notes or the issuance of the Guarantees; and no injunction or order of any federal, state or foreign court shall have been issued that would, as of the Closing Date, prevent the issuance or sale of the Notes or the issuance of the Guarantees and (5) to the best of his knowledge, except as disclosed in the Time of Sale Document and the Final Offering Circular, there are no proceedings pending or, to the Company’s knowledge threatened that seek to restrain, enjoin, prevent the consummation of, or otherwise challenge any of the Transaction Documents or any of the transactions contemplated therein.

(ix) The statements of the Company and the Guarantors and their respective officers made in any certificates delivered pursuant to this Agreement shall be true and correct on and as of the Closing Date.

(x) A customary opinion letter and 10b-5 statement, dated the Closing Date, from Proskauer Rose LLP, in form satisfactory to the Initial Purchasers.

(c) The Collateral Agent shall have received on the Closing Date:

(i) Appropriately completed copies of Uniform Commercial Code financing statements (to the extent necessary to perfect or maintain perfection of Liens on the Collateral as described in the Time of Sale Document) and certified copies of Uniform Commercial Code Requests for Information or Copies (Form UCC-11), or a similar search report certified by a party reasonably acceptable to the Collateral Agent, dated a date reasonably near to the Closing Date, listing all effective financing statements which name the Company or any Guarantor (under its present name and any previous names) as the debtor, together with copies of such financing statements (none of which shall cover any collateral described in any Collateral Agreement), other than any such financing statements that are being released in connection with the Transactions or that evidence Permitted Liens; and

(ii) approvals, opinions, or documents as the Collateral Agent may reasonably request in form and substance reasonably satisfactory to the Collateral Agent;

(d) The Collateral Agent and its counsel shall be satisfied that (A) the Lien granted to the Collateral Agent, for the benefit of the Secured Parties in the collateral described above is of the priority described in the Time of Sale Document and the Final Offering Circular and (B) no Lien exists on any of the collateral described above, other than (1) Liens created in favor of the Collateral Agent, for the benefit of the Secured Parties pursuant to a Collateral Agreement and the Collateral Agreement Amendments, as applicable, and (2) Permitted Liens;

(e) The Company and the Guarantors shall have obtained all governmental regulatory or third-party consents and approvals, if any, necessary for the sale of the Securities.

(f) The Initial Purchasers shall have received (i) satisfactory evidence that the Company shall have received an amendment or consent to permit the Transactions under the Senior Credit Agreement and (ii) a fully executed copy of the Supplemental Indenture.

(g) Subsequent to the respective dates as of which information is given in the Time of Sale Document (exclusive of any amendment or supplement thereto), there shall not have been any Material Adverse Change that could, in the judgment of the Initial Purchasers, be expected to (i) make it impracticable or inadvisable to proceed with the offering, sale or delivery of the Securities on the terms and in the manner contemplated by this Agreement, the Time of Sale Document and the Final Offering Circular, or (ii) materially impair the investment quality of any of the Securities.

(h) Any outbreak or escalation of hostilities or other national or international calamity or crisis, including acts of terrorism, or material adverse change or disruption in economic conditions in, or in the financial markets of, the United States (it being understood that any such change or disruption shall be relative to such conditions and markets as in effect on the date hereof), if the effect of such outbreak, escalation, calamity, crisis, act or material adverse change in the economic conditions in, or in the financial markets of, the United States could be reasonably expected to make it, in the judgment of the Initial Purchasers, impracticable or inadvisable to market or proceed with the offering or delivery of the Securities on the terms and in the manner contemplated in the Time of Sale Document and the Final Offering Circular or to enforce contracts for the sale of any of the Securities.

(i) Trading or a suspension or limitation of trading generally in securities on the New York Stock Exchange, the NYSE Amex LLC or the NASDAQ National Market or any setting of limitations on prices for securities occurs on any such exchange or market or (ii) the declaration of a banking moratorium by any Governmental Authority has occurred or the taking of any action by any Governmental Authority after the date hereof in respect of its monetary or fiscal affairs that, in the case of clause (i) or (ii) of this paragraph, in the judgment of the Initial Purchasers, could reasonably be expected to have a material adverse effect on the financial markets in the United States.

(j) All corporate proceedings and other legal matters incident to the authorization, form and validity of the Transaction Documents and the Transactions and all other legal matters relating of the offering, issuance and sale of the Securities and the Transactions shall be reasonably satisfactory in all material respects to counsel to the Initial Purchasers; and the Company shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

8. Indemnification and Contribution.

(a)	Indemnification by the Company and the Guarantors. The Company and each of the Guarantors jointly and severally agree to indemnify and hold harmless the Initial Purchasers, its affiliates, directors, officers and employees, and each person, if any, who controls the Initial Purchasers within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, against any losses, claims, damages or liabilities of any kind to which the Initial Purchasers, affiliate, director, officer, employee or such controlling person may become subject under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Company, insofar as any such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon:

(i)	any untrue statement or alleged untrue statement of a material fact contained in the Time of Sale Document, any Company Additional Written Communication or the Final Offering Circular, or any amendment or supplement thereto;

(ii)	the omission or alleged omission to state, in the Time of Sale Document, any Company Additional Written Communication or the Final Offering Circular, or any amendment or supplement thereto, a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; or

(iii)	any breach by the Company or any of the Guarantors of their respective representations, warranties and agreements set forth herein or of Applicable Law, or any failure by the Company to perform any covenant set forth herein;

and, subject to the provisions hereof, will reimburse, as incurred, the Initial Purchasers and its affiliates, directors, officers, employees and each such controlling persons for any legal or other expenses incurred by such person in connection with investigating, defending against, settling, compromising, paying or appearing as a third-party witness in connection with any such loss, claim, damage, liability, expense or action in respect thereof; provided, however, the Company and the Guarantors will not be liable in any such case to the extent (but only to the extent) that a court of competent jurisdiction shall have determined by a final, unappealable judgment that such loss, claim, damage, liability or expense resulted solely from any untrue statement or alleged untrue statement or omission or alleged omission made in the Time of Sale Document, any Company Additional Written Communication or the Final Offering Circular or any amendment or supplement thereto in reliance upon and in conformity with written information concerning the Initial Purchasers furnished to the Company by the Initial Purchasers specifically for use therein, it being understood and agreed that the only such information furnished by the Initial Purchasers to the Company consists of the information set forth in Section 12. The indemnity agreement set forth in this Section shall be in addition to any liability that the Company and the Guarantors may otherwise have to the indemnified parties.

(b)

Indemnification by the Initial Purchasers. Each Initial Purchaser, severally and not jointly, agrees to indemnify and hold harmless each of the Company, each of the Guarantors and their respective directors, officers and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act against any losses, claims, damages, liabilities or expenses to which the Company, such Guarantors or any such director, officer or controlling person may become subject under the Securities Act, the Exchange Act or otherwise, insofar as a court of competent jurisdiction shall have determined by a final, unappealable judgment that such losses, claims, damages, liabilities or expenses (or actions in respect thereof) have resulted solely from (i) any untrue statement or alleged untrue statement of any material fact contained in the Time of Sale Document or the Final Offering Circular or any amendment or supplement thereto or (ii) the omission or the alleged omission to state therein a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, in each case to the extent

(but only to the extent) that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information concerning any Initial Purchaser furnished to the Company by the Initial Purchasers specifically for use therein as set forth in Section 12; and, subject to the limitation set forth immediately preceding this clause, will reimburse, as incurred, any legal or other expenses incurred by the Company, each of the Guarantors or any such director, officer or controlling person in connection with any such loss, claim, damage, liability, expense or action in respect thereof. The indemnity agreement set forth in this Section shall be in addition to any liability that the Initial Purchasers may otherwise have to the indemnified parties.

(c)

Notifications and Other Indemnification Procedures. As promptly as reasonably practicable after receipt by an indemnified party under this Section of notice of the commencement of any action for which such indemnified party is entitled to indemnification under this Section, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section, notify the indemnifying party of the commencement thereof in writing; but the omission to so notify the indemnifying party (i) will not relieve such indemnifying party from any liability under Section 8(a) or (b) above unless and only to the extent it is materially prejudiced as a proximate result thereof and (ii) will not, subject to clause (i), relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in Section 8(a) and (b) above. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may elect, jointly with any other indemnifying party similarly notified by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party; provided, however, that if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the defendants in any such action include both the indemnified party and the indemnifying party, and the indemnified party shall have concluded that a conflict may arise between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be one or more legal defenses available to it and/or other indemnified parties that are different from or additional to those available to the indemnifying party, or (iii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after receipt by the indemnifying party of notice of the institution of such action, then, in each such case, the indemnifying party shall not have the right to direct the defense of such action on behalf of such indemnified party or parties and such indemnified party or parties shall have the right to select separate counsel to defend such action on behalf of such indemnified party or parties at the expense of the indemnifying party. After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and approval by such indemnified party of counsel appointed to defend such action, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses, other than reasonable costs of investigation, subsequently incurred by such indemnified party in connection with the defense thereof, unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the immediately preceding sentence (it being understood, however, that in connection with such action the indemnifying party shall not be liable for the fees and expenses of more than one separate counsel (in addition to local counsel) in any one action or separate but substantially similar actions in the same jurisdiction arising out of the same general allegations or circumstances, designated by the Initial Purchasers in the case of Section 8(a) or the Company in the case of Section 8(b), representing the indemnified parties under such Section 8(a) or (b), as the case may be, who are parties to such action or actions), (ii) the indemnifying party has authorized in writing the employment of counsel for the indemnified party at the expense of the indemnifying party or (iii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action, in each of which cases the fees and expenses of counsel shall be at the expense of the indemnifying party and shall be paid as they are incurred. After such notice from the indemnifying party to such indemnified party, the indemnifying party will not be liable for the costs and expenses of any settlement of such action effected by such indemnified party without the prior written consent of the indemnifying party (which consent shall not be unreasonably withheld), unless such indemnified party waived in writing its rights under this Section, in which case the indemnified party may effect such a settlement without such consent.

(d)	Settlements. No indemnifying party shall be liable under this Section for any settlement of any claim or action (or threatened claim or action) effected without its written consent, which shall not be unreasonably withheld, but if a claim or action settled with its written consent, or if there be a final judgment for the plaintiff with respect to any such claim or action, each indemnifying party jointly and severally agrees, subject to the exceptions and limitations set forth above, to indemnify and hold harmless each indemnified party from and against any and all losses, claims, damages or liabilities (and legal and other expenses as set forth above) incurred by reason of such settlement or judgment. No indemnifying party shall, without the prior written consent of the indemnified party (which consent shall not be unreasonably withheld), effect any settlement or compromise of any pending or threatened proceeding in respect of which the indemnified party is or could have been a party, or indemnity could have been sought hereunder by the indemnified party, unless such settlement (A) includes an unconditional written release of the indemnified party, in form and substance satisfactory to the indemnified party, from all liability on claims that are the subject matter of such proceeding and (B) does not include any statement as to an admission of fault, culpability or failure to act by or on behalf of the indemnified party.

(e)

Contribution. In circumstances in which the indemnity agreements provided for in this Section is unavailable to, or insufficient to hold harmless, an indemnified party in respect of any losses, claims, damages, liabilities or expenses (or actions in respect thereof), each indemnifying party, in order to provide for just and equitable contributions, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses (or actions in respect thereof) in such proportion as is appropriate to reflect (i) the relative benefits received by the indemnifying party or parties, on the one hand, and the indemnified party, on the other hand, from the Offering or (ii) if the allocation provided by the foregoing clause (i) is not permitted by applicable law, not only such relative benefits but also the relative fault of the indemnifying party or parties, on the one hand, and the indemnified party, on the other hand, in connection with the statements or omissions or alleged statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof). The relative benefits received by the Company and the Guarantors, on the one hand, and the Initial Purchasers, on the other hand, shall be deemed to be in the same proportion as the total proceeds from the Offering (before deducting expenses) received by the Company bear to the total discounts and commissions received by the Initial Purchasers. The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, on the one hand, or the Initial Purchasers pursuant to Section 8(b) above, on the other hand, the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission or alleged statement or omissions, and any other equitable considerations appropriate in the circumstances.

(f)	Equitable Consideration. The Company, the Guarantors and the Initial Purchasers agree that it would not be equitable if the amount of such contribution determined pursuant to Section 8(e) were determined by pro rata or per capita allocation or by any other method of allocation that does not take into account the equitable considerations referred to in Section 8(e). Notwithstanding any other provision of this Section, the Initial Purchasers shall not be obligated to make contributions hereunder that in the aggregate exceed the total discounts, commissions and other compensation received by such Initial Purchasers under this Agreement, less the aggregate amount of any damages that such Initial Purchaser has otherwise been required to pay by reason of the untrue or alleged untrue statements or the omissions or alleged omissions to state a material fact. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Initial Purchasers’ obligation to contribute hereunder shall be several in proportion to their respective purchase obligations hereunder and not joint. For purposes of Section 8(e), each director, officer and employee of the Initial Purchaser, and each person, if any, who controls the Initial Purchaser within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, shall have the same rights to contribution as the Initial Purchasers, and each director, officer and employee of the Company and the Guarantors, and each person, if any, who controls the Company or any of the Guarantors within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, shall have the same rights to contribution as the Company and the Guarantors.

9. Termination. The Initial Purchasers may terminate this Agreement at any time prior to the Closing Date by written notice to the Company if any of the events described in Sections 7(g) (No Material Adverse Change), 7(h) (No Hostilities) or 7(i) (No Suspension in Trading; Banking Moratorium) shall have occurred or if the Initial Purchasers shall decline to purchase the Securities for any reason permitted by this Agreement. Any termination pursuant to this Section shall be without liability on the part of (a) the Company or the Guarantors to the Initial Purchasers, except that the Company and the Guarantors shall be obligated to reimburse the expenses of the Initial Purchasers pursuant to Section 5(f) hereof or (b) the Initial Purchasers to the Company or the Guarantors, except, in the case of each of clauses (a) and (b), that the provisions of Sections 9 and 10 hereof shall at all times be effective and shall survive such termination.

10. Survival. The representations and warranties, covenants, indemnities and contribution and expense reimbursement provisions and other agreements of the Company and the Guarantors set forth in or made pursuant to this Agreement shall remain operative and in full force and effect, and will survive, regardless of (i) any investigation, or statement as to the results thereof, made by or on behalf of the Initial Purchasers, (ii) the acceptance of the Securities, and payment for them hereunder, and (iii) any termination of this Agreement.

11. No Fiduciary Relationship. The Company and the Guarantors hereby acknowledge that the Initial Purchasers are acting solely as initial purchasers in connection with the purchase and sale of the Securities. The Company and the Guarantors further acknowledge that the Initial Purchasers are acting pursuant to a contractual relationship created solely by this Agreement entered into on an arm’s length basis, and in no event do the parties intend that the Initial Purchasers act or be responsible as a fiduciary to either the Company, the Guarantors or their respective management, stockholders or creditors or any other person in connection with any activity that the Initial Purchasers may undertake or have undertaken in furtherance of the purchase and sale of the Securities, either before or after the date hereof. The Initial Purchasers hereby expressly disclaim any fiduciary or similar obligations to either the Company or the Guarantors, either in connection with the transactions contemplated by this Agreement or any matters leading up to such transactions, and the Company and the Guarantors hereby confirm their understanding and agreement to that effect. The Company, the Guarantors and the Initial Purchasers agree that they are each responsible for making their own independent judgments with respect to any such transactions and that any opinions or views expressed by the Initial Purchasers to the Company and the Guarantors regarding such transactions, including, but not limited to, any opinions or views with respect to the price or market for the Securities, do not constitute advice or recommendations to the Company and the Guarantors. The Company and the Guarantors hereby waive and release, to the fullest permitted by law, any claims that either of the Company or the Guarantors may have against the Initial Purchasers with respect to any breach or alleged breach of any fiduciary or similar duty to the Company or the Guarantors in connection with the transactions contemplated by this Agreement or any matters leading up to such transactions.

12. Information Supplied by Initial Purchasers. Each of the Company and the Guarantors hereby acknowledges that, for purposes of Section 8, the only information that the Initial Purchasers have furnished to the Company specifically for use in the Preliminary Offering Circular or the Final Offering Circular are the statements set forth in (a) the fifth sentence of the sixth paragraph under the caption “Plan of Distribution” in the Preliminary Offering Circular and the Final Offering Circular, (b) the paragraph under the subheading “Stabilization” under the caption “Plan of Distribution” in the Preliminary Offering Circular and the Final Offering Circular and (c) the marketing names of the Initial Purchasers appearing on the front and back covers of the Preliminary Offering Circular and the Final Offering Circular.

13. Miscellaneous.

(a)	Notices. Notices given pursuant to any provision of this Agreement shall be addressed as follows:

(i)	if to the Company, to:

RAAM GLOBAL ENERGY COMPANY

1537 Bull Lea Road, Suite 200

Lexington, Kentucky 40511

Telephone: (859) 253-1300

Facsimile: (859) 233-7471

Attention:  Jeff T. Craycraft,

     Treasurer and Chief Financial Officer

with a copy to (which shall not constitute notice):

VINSON & ELKINS L.L.P.

First City Tower

1001 Fannin Street

Suite 2500

Houston, Texas 77002

Attention: T. Mark Kelly, Esq.

Phone: (713) 758-4592

Fax: (713) 615-5531

(ii)	if to the Initial Purchasers, to:

GLOBAL HUNTER SECURITIES, LLC

400 Poydras Street, Suite 3100

New Orleans, Louisiana 70130

Attention: Gary Meringer, Esq.

Phone: (504) 410-8017

Fax: (504) 212-1610

KNIGHT CAPITAL AMERICAS, L.P.

33 Benedict Pl, 3rd Floor

Greenwich, Connecticut 06830

Attention: Kevin Donohue, Esq.

Phone: (203) 930-7305

Fax: (203) 930-7390

with a copy to (which shall not constitute notice):

PROSKAUER ROSE LLP

11 Times Square

New York, New York 10036

Attention: Frank Lopez, Esq.

Phone: (212) 969-3492

Facsimile: (212) 969-2900

(b)	Beneficiaries. This Agreement has been and is made solely for the benefit of and shall be binding upon the Company, the Guarantors, the Initial Purchasers and to the extent provided in Section 8 hereof, the controlling persons, affiliates, officers, directors, partners, employees, representatives and agents referred to in Section 8 hereof and their respective heirs, executors, administrators, successors and assigns, all as and to the extent provided in this Agreement, and no other person shall acquire or have any right under or by virtue of this Agreement. The term “successors and assigns” shall not include a purchaser of any of the Securities from the Initial Purchasers merely because of such purchase. Notwithstanding the foregoing, it is expressly understood and agreed that each purchaser who purchases Securities from the Initial Purchasers is intended to be a beneficiary of the covenants of the Company and the Guarantors contained in the Registration Rights Agreement to the same extent as if the Securities were sold and those covenants were made directly to such purchaser by the Company and the Guarantors, and each such purchaser shall have the right to take action against the Company and the Guarantors to enforce, and obtain damages for any breach of, those covenants.

(c)	Governing Law; Jurisdiction; Waiver of Jury Trial; Venue. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York without regard to principles of conflict of law. Each of the Company and the Guarantors hereby expressly and irrevocably (i) submits to the non-exclusive jurisdiction of the federal and state courts sitting in the Borough of Manhattan in the City of New York in any suit or proceeding arising out of or relating to this Agreement or the Transactions, and (ii) waives (a) its right to a trial by jury in any legal action or proceeding relating to this Agreement, the Transactions or any course of conduct, course of dealing, statements (whether verbal or written) or actions of the Initial Purchasers and for any counterclaim related to any of the foregoing and (b) any obligation which it may have or hereafter may have to the laying of venue of any such litigation brought in any such court referred to above and any claim that any such litigation has been brought in an inconvenient forum.

(d)	Entire Agreement; Counterparts. This Agreement constitutes the entire agreement of the parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof. This Agreement may be executed in two or more counterparts, each one of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

(e)	Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

(f)	Separability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

(g)	Amendment. This Agreement may be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may be given, provided that the same are in writing and signed by all of the signatories hereto.

[signature pages follow]

Please confirm that the foregoing correctly sets forth the agreement between the Company, the Guarantors and the Initial Purchasers.

Very truly yours,

RAAM GLOBAL ENERGY COMPANY

By:	/s/ Howard Settle
Name:	Howard Settle
Title:	President and Chief Executive Officer

CENTURY EXPLORATION NEW ORLEANS, INC.
CENTURY EXPLORATION HOUSTON, INC.
CENTURY EXPLORATION RESOURCES, INC.
SITA ENERGY, LLC
WINDSTAR ENERGY, LLC

By:	/s/ Howard Settle
Name:	Howard Settle
Title:	President

Accepted and Agreed to:

GLOBAL HUNTER SECURITIES, LLC

By:	/s/ Michael H. Schmidt
	Name:	Michael H. Schmidt
	Title:	Managing Director

KNIGHT CAPITAL AMERICAS, L.P.

By:	/s/ Robert Lyons
	Name:	Robert Lyons
	Title:	Managing Director

SCHEDULE I

PRICING SUPPLEMENT

See attached.

SCHEDULE II

COMPANY ADDITIONAL WRITTEN COMMUNICATION

None.

SCHEDULE III

Disclose any claim, audit or legal proceeding against the Company or any of the Guarantors is pending, nor, to the Company’s knowledge, has one been threatened n writing in respect of any tax:

On November 8, 2010, the U.S. Internal Revenue Service (the “IRS”) sent a letter to the Company alerting a pending audit of its 2008 federal tax return.

On February 22, 2011, the Company received a letter from the IRS notifying taxpayer that the examination of its 2007 federal tax return was finalized and no changes were made to the return filed.

SCHEDULE IV

LOCAL COUNSEL

1.	Louisiana

2.	Mississippi

EXHIBIT A

FORM OF REGISTRATION RIGHTS AGREEMENT

See attached.

EXHIBIT B

FORM OF CONSENT LETTER OF NETHERLAND, SEWELL & ASSOCIATES, INC.

See attached.

B-37

EXHIBIT C

FORM OF CONSENT LETTER OF H. J. GRUY ASSOCIATES

See attached.

Exhibit C - 38

EXHIBIT D

FORM OF OPINION OF VINSON & ELKINS

(i) The Company and each of the Guarantors (“Subject Persons”) is a validly existing corporation in good standing under the laws of the State of Delaware.

(ii) Each of the Subject Persons has all requisite corporate power and authority to own its properties and conduct its business as described in the Time of Sale Document and the Final Offering Circular and to execute, deliver and perform their obligations under the Transaction Documents.

(iii) Each of the Subject Persons is duly qualified to do business as a foreign corporation in good standing, as the case may be, in Kentucky, Louisiana, Oklahoma, Mississippi, Texas, Arizona, Alabama, Florida, Georgia, New Mexico, Utah and Delaware.

(iv) The Notes are in the form contemplated by the Indenture. The execution, delivery and performance of the Securities have been duly and validly authorized by the Company and the Guarantors. The Securities have been duly executed and delivered by or on behalf of the Company and the Guarantors, and are valid and legally binding obligations of the Company and the Guarantors, entitled to the benefits of the Indenture (including the Supplemental Indenture), and enforceable against the Company and the Guarantors in accordance with their terms subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general, equity principles.

(v) When the Exchange Notes are duly executed, authenticated and delivered in accordance with the terms of the Exchange Offer and the Indenture (including the Supplemental Indenture), they will constitute a legal, valid and binding of the Company entitled to the benefits of the Indenture (including the Supplemental Indenture), the Guarantees, the Collateral Agreements, the Collateral Agreement Amendments, as applicable, and the Registration Rights Agreement, enforceable against the Company and the Guarantors in accordance with their terms subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general, equity principles.

(vi) The Agreement has been duly authorized, executed and delivered and validly authorized by each such Subject Person.

(vii) Each of the Transaction Documents has been duly authorized, executed and delivered by each Subject Person that is a party thereto. Each of the Transaction Documents is a valid and legally binding obligation of such Subject Person, enforceable against such Subject Person in accordance with its terms subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general, equity principles.

D-1

(viii) When duly authorized, executed and delivered, the Indenture (including the Supplemental Indenture), the Notes, the Guarantees, the Purchase Agreement, the Collateral Agreement Amendments and the Registration Rights Agreement will conform in all material respects to the descriptions thereof in the Time of Sale Document and the Final Offering Circular.

(ix) No consent, approval, authorization or order of any governmental authority or body or any court is required to be obtained or made by the Company under the General Corporation Law of the State of Delaware, the laws of the State of New York and the federal laws of the United States of America for the consummation of the transactions contemplated by the Agreement and the Registration Rights Agreement in connection with the issuance or sale of the Notes, except such as have been obtained and such as may be required under state or federal securities or “Blue Sky” laws in connection with the purchase and resale of the Notes by the Purchasers.

(x) No registration under the Securities Act of the Notes (and Guarantees) is required in connection with the issuance and sale of the Notes to the Initial Purchasers as contemplated by the Agreement and the Time of Sale Document and the Final Offering Circular, in each case, assuming (i) the accuracy of Initial Purchasers’ representations contained in Section 6 of the Agreement and (ii) the accuracy of the Company’s and the Guarantors’ representations contained in Section 4 of the Agreement regarding the absence of a general solicitation in connection with the sale of the Notes to the Initial Purchasers.

(xii) The execution, delivery or performance by any Subject Person of the Transaction Documents to which it is a party and the consummation of any transactions contemplated therein will not result in a breach or violation of (i) any agreement or instrument listed on Exhibit [—]; (ii) the charter or by-laws or other organizational documents of the Company and each Guarantor; or (iii) the General Corporation Law of the State of Delaware, the laws of the State of New York and the federal laws of the United States of America (provided, however, that we express no opinion with respect to federal or state securities laws, or other federal or state anti-fraud laws, rules or regulations and certain other laws, rules and regulations that are to be excluded from the opinions).

(xiii) The Company is not, and after giving effect to the Offering of the Notes and the application of the proceeds therefrom as described in the Time of Sale Document and the Final Offering Circular, will not be an “investment company” (as defined in the Investment Company Act of 1940).

(xiv) The Collateral Agreements, as amended by the Collateral Agreement Amendments, are effective to create in favor of the Collateral Agent, to secure the “Secured Obligations” (as defined therein), a valid security interest (the “Article 9 Security Interest”) in all right, title and interest of the Company and Guarantor in and to that portion of the “Collateral” (as defined therein) in which a security interest may be created under Article 9 of the Uniform Commercial Code as in effect in the State of New York (the “NY UCC”) (the “Article 9 Collateral”).

D-2

(xv) Assuming that the Uniform Commercial Code financing statements listing a Subject Person as debtor and the Collateral Agent as secured party in connection with the Existing Notes and referenced in Schedule I to this opinion (the “Financing Statements”) were properly filed in office of the Delaware Secretary of State prior to the date hereof in the form set forth in the UCC searches dated July 7, 2011, received from Corporation Service Company and have not been amended, terminated, released, lapsed or otherwise modified (whether by operation of law or otherwise), the amendments to the Collateral Documents do not require the filing of new UCC-1 financing statements or amendments to the Financing Statements to continue the existing status of the security interest created by the Collateral Documents as a perfected security interest in favor of the Collateral Agent in that portion of the Article 9 Collateral described in the existing UCC-1 financing statements granted by the Subject Persons in which a security interest may be perfected solely by the filing of a financing statement under the Delaware UCC.

(xvi) Each of the Mortgages to be recorded by the applicable County Clerks of the State of [—] is in proper form (i) to be accepted for recording by the County Clerks of such Counties and (ii) upon such recording, to provide notice to third parties of the mortgage liens on the interest of the Company or the Guarantor party to such Mortgage in the Collateral comprising the real property described therein. Each such Mortgage constitutes a fixture financing statement for purposes of the [—] UCC.

We have participated in conferences with officers and representatives of the Company and its Subsidiaries, representatives of the current registered public accountants of the Company and its Subsidiaries, and representatives of the Initial Purchasers and their counsel, at which conferences the contents of the Time of Sale Document and the Final Offering Memorandum and related matters were discussed and, based on these conferences and our review of these documents, nothing has come to our attention that causes us to believe that the Time of Sale Document, as of its date, or the Final Offering Memorandum as of its date or on the Closing Date, contained or contains, an untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements contained therein, in the light of the circumstances under which they were made, not misleading (except for the financial statements and financial, accounting, and oil and gas reserve and production data included or incorporated by reference therein, as to which such counsel need express no belief).

D-3